                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                      CHAPTER 11

IN RE: ENRON CORP., ET AL.,
DEBTORS                               CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076, 01-16078, 01-16080, 01-16109
                                      THROUGH 01-16111, 01-16280, 01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                                      02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132, 02-10232, 02-10252,
                                      02-10346, 02-10464, 02-10613, 02-10632, 02-10743, 02-10747, 02-10748, 02-10751,
                                      02-10755, 02-10757, 02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123,
                                      02-11239, 02-11242, 02-11267, 02-11268, 02-11272, 02-11824, 02-11884, 02-12104 ,
                                      02-12105, 02-12106, 02-12347, 02-12398, 02-12400, 02-12402, 02-12403, 02-12902,
                                      02-13702, 02-13723, 02-14046, 02-14632, 02-14885, 02-14977, 02-15716, 02-16441,
                                      02-16492, 03-10106, 03-10673, 03-10676, 03-10678, 03-10681, 03-10682, 03-11364,
                                      03-11369, 03-11371, 03-11373, 03-11374, 03-12088, 03-13151, 03-13154 THROUGH
                                      03-13160, 03-13234 THROUGH 03-13241, 03-13259, 03-13446, 03-13447, 03-13451,
                                      03-13453, 03-13454, 03-13457, 03-13459 THROUGH 03-13463, 03-13465, 03-13467,
                                      03-13468, 03-13469, 03-13489, 03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                                      03-13862, 03-13877 THROUGH 03-13885, 03-13915, 03-13918, 03-13919, 03-13920,
                                      03-13926, 03-13930, 03-13949, 03-13950, 03-13952, 03-13953, 03-13957, 03-14053,
                                      03-14054, 03-14065, 03-14067, 03-14068, 03-14069, 03-14070, 03-14126, 03-14130,
                                      03-14131, 03-14175, 03-14176, 03-14177, 03-14178, 03-14185, 03-14223 THROUGH
                                      03-14232, 03-14539, 03-14540, 03-14862, 03-14871

                                      (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                       THE MONTH ENDED SEPTEMBER 30, 2003

DEBTORS' ADDRESS:                Enron Corp. et al.
                                 1400 Smith Street
                                 Houston, TX 77002

DEBTORS' ATTORNEY:               Weil, Gotshal & Manges LLP
                                 767 Fifth Avenue
                                 New York, NY 10153

REPORT PREPARER:                 Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:    February 17, 2004          By:   /s/ Raymond M. Bowen, Jr.
                                       -----------------------------------------
                                       Name:  Raymond M. Bowen, Jr.
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR SEPTEMBER 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through September 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

    o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

    o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp. The books and records assume that a tax sharing agreement is in effect for each of the Enron subsidiaries included in the consolidated federal tax return.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

    o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

    o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

    o Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

    o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

    o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1


                                  Enron Debtors
                            Cash Activity Rollforward
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                                                              Transfer
                                                                                        3rd Party    Net     (to)/from
                                                                 Beginning   3rd Party  Disburse-   Inter-   Restricted   Ending
Debtor Company                                        Case No.    Balance     Receipts    ments    company      Cash     Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                        01-16033      $  5        --      $ --       $ --       $ (2)        $  3
Enron Corp.                                           01-16034       101         5       (43)        (2)        --           61
Enron North America Corp.                             01-16035       469        56        (1)        (7)        --          517
Enron Power Marketing, Inc.                           01-16036       308        10        --        (10)        --          308
PBOG Corp.                                            01-16037        --        --        --         --         --           --
Smith Street Land Company                             01-16038        --        --        --         --         --           --
Enron Broadband Services, Inc.                        01-16039        --        --        --         --         --           --
Enron Energy Services Operations, Inc.                01-16040        48         1        --         --         --           49
Enron Energy Marketing Corp.                          01-16041         1        --        --         --         --            1
Enron Energy Services, Inc.                           01-16042        69         3        --        (55)         7           24
Enron Energy Services, LLC                            01-16043        --        --        --         --         --           --
Enron Transportation Services Company                 01-16044        --        --        --         --         --           --
BAM Leasing Company                                   01-16045        --        --        --         --         --           --
ENA Asset Holdings, L.P.                              01-16046         1        --        --         --         --            1
Enron Gas Liquids, Inc.                               01-16048         1        --        --         (1)        --           --
Enron Global Markets LLC                              01-16076        --        --        --         --         --           --
Enron Net Works L.L.C                                 01-16078        --        --        (6)         6         --           --
Enron Industrial Markets LLC                          01-16080        --        --        --         --         --           --
Operational Energy Corp.                              01-16109        --        --        --         --         --           --
Enron Engineering & Construction Co.                  01-16110         4        --        --         --         --            4
Enron Engineering & Operational
 Services Co.                                         01-16111        --        --        --         --         --           --
Garden State Paper Company LLC                        01-16280         8        --        --         --         --            8
Palm Beach Development Company, L.L.C                 01-16319        --        --        --         --         --           --
Tenant Services, Inc.                                 01-16428        --        --        --         --         --           --
Enron Energy Information
 Solutions, Inc.                                      01-16429        --        --        --         --         --           --
EESO Merchant Investments, Inc.                       01-16430        --        --        --         --         --           --
Enron Federal Solutions, Inc.                         01-16431        --        --        --         --         --           --
Enron Freight Markets Corp.                           01-16467        --        --        --         --         --           --
Enron Broadband Services, L.P.                        01-16483        --        --        --         --         --           --
Enron Energy Services North America, Inc.             02-10007        --        --        --         --         --           --
Enron LNG Marketing LLC                               02-10038        --        --        --         --         --           --
Calypso Pipeline, LLC                                 02-10059        --        --        --         --         --           --
Enron Global LNG LLC                                  02-10060        --        --        --         --         --           --
Enron International Fuel Management Company           02-10061        --        --        --         --         --           --
Enron Natural Gas Marketing Corp.                     02-10132        --        --        --         --         --           --
ENA Upstream Company LLC                              02-10232        --        --        --         --         --           --
Enron Liquid Fuels, Inc.                              02-10252        --        --        --         --         --           --
Enron LNG Shipping Company                            02-10346         3        --        --         --         --            3
Enron Property & Services Corp.                       02-10464        --        --        (9)        10         --            1
Enron Capital & Trade Resources
 International Corp.                                  02-10613         2        --        --         --         --            2
Enron Communication Leasing Corp.                     02-10632        --        --        --         --         --           --
Enron Wind Corp. (b)                                  02-10743
Enron Wind Systems, Inc. (b)                          02-10747
Enron Wind Energy Systems Corp. (b)                   02-10748
Enron Wind Maintenance Corp. (b)                      02-10751
Enron Wind Constructors Corp. (b)                     02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)               02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)              02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)               02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                02-10766


                         Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)



                                                                                                              Transfer
                                                                                        3rd Party    Net     (to)/from
                                                                 Beginning   3rd Party  Disburse-   Inter-   Restricted   Ending
Debtor Company                                        Case No.    Balance     Receipts    ments    company      Cash     Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939       --          --         --        --          --        --
Enron Processing Properties, Inc.                    02-11123       --          --         --        --          --        --
Enron Methanol Company                               02-11239       --          --         --        --          --        --
Enron Ventures Corp.                                 02-11242       --          --         --        --          --        --
Enron Mauritius Company                              02-11267       --          --         --        --          --        --
Enron India Holding Ltd.                             02-11268       --          --         --        --          --        --
Offshore Power Production C.V                        02-11272       --          --         --        --          --        --
The New Energy Trading Company                       02-11824        4          --         --        --          --         4
EES Service Holdings, Inc                            02-11884       --          --         --        --          --        --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104
ZWHC, LLC (a)                                        02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                         02-12106
Enron Reserve Acquisition Corp.                      02-12347       --          --         --        --          --        --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                          02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902       --          --         --        --          --        --
EBF, LLC                                             02-13702       --          --         --        --          --        --
Zond Minnesota Construction Co. LLC (a)              02-13723
Enron Fuels International, Inc.                      02-14046       --          --         --        --          --        --
E Power Holdings Corp.                               02-14632       --          --         --        --          --        --
EFS Construction Management Services, Inc.           02-14885       --          --         --        --          --        --
Enron Management Inc.                                02-14977       --          --         --        --          --        --
Enron Expat Services, Inc.                           02-15716       --          --         --        --          --        --
Artemis Associates, LLC                              02-16441       --          --         --        --          --        --
Clinton Energy Management Services, Inc.             02-16492        7           6         --        --          --        13
LINGTEC Constructors, L.P.                           03-10106       --          --         --        --          --        --
EGS New Ventures Group                               03-10673       --          --         --        --          --        --
Louisiana Gas Marketing Company                      03-10676       --          --         --        --          --        --
Louisiana Resources Company                          03-10678       --          --         --        --          --        --
LGMI, Inc.                                           03-10681       --          --         --        --          --        --
LRCI, Inc.                                           03-10682       --          --                   --          --        --
Enron Communications Group, Inc.                     03-11364       --          --         --        --          --        --
EnRock Management, LLC                               03-11369       --          --         --        --          --        --
ECI-Texas, L.P.                                      03-11371       --          --         --        --          --        --
EnRock, L.P.                                         03-11373       --          --         --        --          --        --
ECI-Nevada Corp.                                     03-11374       --          --         --        --          --        --
Enron Alligator Alley Pipeline Company               03-12088       --          --         --        --          --        --
Enron Wind Storm Lake I LLC (a)                      03-13151
ECT Merchant Investments Corp.                       03-13154       --          --         --        --          --        --
EnronOnline, LLC                                     03-13155       --          --         --        --          --        --
St. Charles Development Company LLC                  03-13156       --          --         --        --          --        --
Calcasieu Development Company LLC                    03-13157       --          --         --        --          --        --
Calvert City Power I, LLC                            03-13158       --          --         --        --          --        --
Enron ACS, Inc.                                      03-13159       --          --         --        --          --        --
LOA, Inc.                                            03-13160       --          --                   --          --        --
Enron India LLC                                      03-13234       --          --         --        --          --        --
Enron International Inc.                             03-13235       --          --         --        --          --        --
Enron International Holdings Corp.                   03-13236       --          --         --        --          --        --
Enron Middle East LLC                                03-13237       --          --         --        --          --        --
Enron WarpSpeed Services, Inc.                       03-13238       --          --         --        --          --        --
Modulus Technologies, Inc.                           03-13239       --          --         --        --          --        --
Enron Telecommunications, Inc.                       03-13240       --          --         --        --          --        --
DataSystems Group, Inc.                              03-13241       --          --         --        --          --        --
Risk Management & Trading Corp.                      03-13259       --          --         --        --          --        --
Omicron Enterprises, Inc.                            03-13446       --          --         --        --          --        --

                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                                                              Transfer
                                                                                        3rd Party    Net     (to)/from
                                                                 Beginning   3rd Party  Disburse-   Inter-   Restricted   Ending
Debtor Company                                        Case No.    Balance     Receipts    ments    company      Cash     Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447       78          --         --        --          --         78
EFS II, Inc.                                         03-13451       --          --         --        --          --         --
EFS III, Inc.                                        03-13453       --          --         --        --          --         --
EFS V, Inc.                                          03-13454       --          --         --        --          --         --
EFS VI, Inc.                                         03-13457       --          --         --        --          --         --
EFS VII, Inc.                                        03-13459       --          --         --        --          --         --
EFS IX, Inc.                                         03-13460       --          --         --        --          --         --
EFS X, Inc.                                          03-13461       --          --         --        --          --         --
EFS XI, Inc.                                         03-13462       --          --         --        --          --         --
EFS XII, Inc.                                        03-13463       --          --         --        --          --         --
EFS XV, Inc.                                         03-13465       --          --         --        --          --         --
EFS XVII, Inc.                                       03-13467       --          --         --        --          --         --
Jovinole Associates                                  03-13468       --          --         --        --          --         --
EFS Holdings, Inc.                                   03-13469        1          --         --        (1)         --         --
Enron Operations Services Corp.                      03-13489       27          --         --        --          --         27
Green Power Partners I, LLC (a)                      03-13500
TLS Investors, LLC                                   03-13502       --          --         --        --          --         --
ECT Securities Limited Partnership                   03-13644        3          --         --        --          --          3
ECT Securities LP Corp.                              03-13647       --          --         --        --          --         --
ECT Securities GP Corp.                              03-13649       --          --         --        --          --         --
KUCC Cleburne, LLC                                   03-13862       --          --         --        --          --         --
Enron International Asset Management Corp.           03-13877       --          --         --        --          --         --
Enron Brazil Power Holdings XI Ltd.                  03-13878       --          --         --        --          --         --
Enron Holding Company, L.L.C                         03-13879       --          --         --        --          --         --
Enron Development Management, Ltd.                   03-13880       --          --         --        --          --         --
Enron International Korea Holdings Corp.             03-13881       --          --         --        --          --         --
Enron Caribe VI Holdings Ltd.                        03-13882       --          --         --        --          --         --
Enron International Asia Corp.                       03-13883       --          --         --        --          --         --
Enron Brazil Power Investments XI Ltd.               03-13884       --          --         --        --          --         --
Paulista Electrical Distribution, L.L.C              03-13885       --          --         --        --          --         --
Enron Pipeline Construction Services Company         03-13915       --          --         --        --          --         --
Enron Pipeline Services Company                      03-13918       --          --         --        --          --         --
Enron Trailblazer Pipeline Company                   03-13919       --          --         --        --          --         --
Enron Liquid Services Corp.                          03-13920       --          --         --        --          --         --
Enron Machine and Mechanical Services, Inc.          03-13926       --          --         --        --          --         --
Enron Commercial Finance Ltd.                        03-13930       --          --         --        --          --         --
Enron Permian Gathering, Inc.                        03-13949       --          --         --        --          --         --
Transwestern Gathering Company                       03-13950       --          --         --        --          --         --
Enron Gathering Company                              03-13952       --          --         --        --          --         --
EGP Fuels Company                                    03-13953       --          --         --        --          --         --
Enron Asset Management Resources, Inc.               03-13957       --          --         --        --          --         --
Enron Brazil Power Holdings I Ltd.                   03-14053       --           4         --        --          --          4
Enron do Brazil Holdings Ltd.                        03-14054       --           1         --        --          --          1
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068       --          --         --        --          --         --
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Construction Company                        03-14070       --          --         --        --          --         --
EFS IV, Inc.                                         03-14126       --          --         --        --          --         --
EFS VIII, Inc.                                       03-14130       --          --         --        --          --         --
EFS XIII, Inc.                                       03-14131       --          --         --        --          --         --
Enron Credit Inc.                                    03-14175        1          --         --        --          --          1
Enron Power Corp.                                    03-14176       12          --         --        --          --         12
Richmond Power Enterprise, L.P.                      03-14177       --          --         --        --          --         --
ECT Strategic Value Corp.                            03-14178       --          --         --        --          --         --
Enron Development Funding Ltd.                       03-14185       54          --         --        --          --         54
Atlantic Commercial Finance, Inc.                    03-14223        2          --         --        --          --          2
The Protane Corporation                              03-14224       --          --         --        --          --         --

                             Continued on next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                     For the Month Ended September 30, 2003
                                       (In
                                    Millions)

                                                                                                          Transfer
                                                                                   3rd Party     Net     (to)/from
                                                           Beginning   3rd Party   Disburse-    Inter-   Restricted    Ending
Debtor Company                                Case No.       Balance    Receipts    ments      company     Cash      Balance(c)
-----------------------------------------------------------------------------------------------------------------------------------

Enron Asia Pacific/ Africa/ China LLC         03-14225          6         --          --          (1)         --          5
Enron Development Corp.                       03-14226         --         --          --          --          --         --
ET Power 3 LLC                                03-14227         --         --          --          --          --         --
Nowa Sarzyna Holding B.V                      03-14228         --         --          --          --          --         --
Enron South America LLC                       03-14229         16         20          --          (1)         --         35
Enron Global Power & Pipelines LLC            03-14230         --         --          --          --          --         --
Portland General Holdings, Inc.               03-14231         --         --          --          --          --         --
Portland Transition Company, Inc.             03-14232         --         --          --          --          --         --
Cabazon Power Partners LLC (a)                03-14539
Cabazon Holdings LLC (a)                      03-14540
Enron Caribbean Basin LLC                     03-14862          8         --          --          (1)         --          7
Victory Garden Power Partners I LLC (a)       03-14871
                                                           ----------------------------------------------------------------
Combined Debtor Entities                                   $1,239     $  106      $  (59)     $  (63)     $    5     $1,228
                                                           ================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):


                      Enron Metals & Commodity Corp.                              $    26
                      Enron Corp.                                                     218
                      Enron North America Corp.                                       865
                      Enron Power Marketing, Inc.                                     478
                      Smith Street Land Company                                        87
                      Enron Broadband Services, Inc.                                  144
                      Enron Energy Services Operations, Inc.                           53
                      Enron Energy Marketing Corp.                                     26
                      Enron Energy Services, Inc.                                     202
                      Enron Gas Liquids, Inc.                                           7
                      Enron Net Works LLC                                               4
                      Enron Energy Information Solutions, Inc.                          2
                      Enron Broadband Services, LP                                      2
                      Enron LNG Marketing LLC                                          32
                      Calypso Pipeline, LLC                                             5
                      Enron Liquid Fuels, Inc.                                          1
                      Enron LNG Shipping Company                                       24
                      Enron Capital & Trade Resources International Corp               19
                      Enron Methanol Company                                            5
                      Enron Reserve Acquisition Corp.                                  27
                      EBF, LLC                                                          8
                      E Power Holdings Corp.                                            2
                      Enron Global Power & Pipelines LLC                               21
                                                                                   ------
                      Combined Debtor Entities                                     $2,258
                                                                                   ======

                                                                         Table 2


                                 Enron Debtors
                          Tax Rollforward (Non-Payroll)
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                     Beginning                   Inter-     (Payments     Ending
Debtor Company                                       Case No.         Balance       Accruals    company      Refunds      Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                       01-16033          $ --           $ --       $ --      $     --        $ --
Enron Corp.                                          01-16034             6             52        (43)           --          15
Enron North America Corp.                            01-16035             6            (36)        36            --           6
Enron Power Marketing, Inc.                          01-16036             2            (14)        14            --           2
PBOG Corp.                                           01-16037            --             --         --            --          --
Smith Street Land Company                            01-16038            --             --         --            --          --
Enron Broadband Services, Inc.                       01-16039            (1)             1         (1)           --          (1)
Enron Energy Services Operations, Inc.               01-16040             1              6         (6)           --           1
Enron Energy Marketing Corp.                         01-16041            (1)            --         --            --          (1)
Enron Energy Services, Inc.                          01-16042            12            (10)        10            --          12
Enron Energy Services, LLC                           01-16043            --             --         --            --          --
Enron Transportation
  Services Company                                   01-16044            --             --         --            --          --
BAM Leasing Company                                  01-16045            --              5         (5)           --          --
ENA Asset Holdings, L.P.                             01-16046            --             --         --            --          --
Enron Gas Liquids, Inc.                              01-16048            --             --         --            --          --
Enron Global Markets LLC                             01-16076            --             --         --            --          --
Enron Net Works L.L.C                                01-16078            --             (4)         4            --          --
Enron Industrial Markets LLC                         01-16080            --             --         --            --          --
Operational Energy Corp.                             01-16109            --             --         --            --          --
Enron Engineering &
  Construction Co.                                   01-16110            --             --         --            --          --
Enron Engineering &
  Operational Services Co.                           01-16111            --             --         --            --          --
Garden State Paper Company LLC                       01-16280            --             --         --            --          --
Palm Beach Development Company, L.L.C                01-16319            --             --         --            --          --
Tenant Services, Inc.                                01-16428            --             --         --            --          --
Enron Energy Information
  Solutions, Inc.                                    01-16429            --             --         --            --          --
EESO Merchant Investments, Inc.                      01-16430            --             --         --            --          --
Enron Federal Solutions, Inc.                        01-16431            --             --         --            --          --
Enron Freight Markets Corp.                          01-16467            --             --         --            --          --
Enron Broadband Services, L.P.                       01-16483            --             --         --            --          --
Enron Energy Services North America,
  Inc                                                02-10007            --             --         --            --          --
Enron LNG Marketing LLC                              02-10038            --             --         --            --          --
Calypso Pipeline, LLC                                02-10059            --             --         --            --          --
Enron Global LNG LLC                                 02-10060            --             --         --            --          --
Enron International Fuel Management
  Company                                            02-10061            --             --         --            --          --
Enron Natural Gas Marketing Corp.                    02-10132            --             --         --            --          --
ENA Upstream Company LLC                             02-10232            --             --         --            --          --
Enron Liquid Fuels, Inc.                             02-10252            (1)            --         --            --          (1)
Enron LNG Shipping Company                           02-10346            --             --         --            --          --
Enron Property & Services Corp.                      02-10464             1             --         --            --           1
Enron Capital & Trade Resources
  International Corp.                                02-10613            --             (1)        --            --          (1)
Enron Communication Leasing Corp.                    02-10632             4             (1)         1            --           4
Enron Wind Corp. (b)                                 02-10743
Enron Wind Systems, Inc. (b)                         02-10747
Enron Wind Energy Systems Corp. (b)                  02-10748
Enron Wind Maintenance Corp. (b)                     02-10751
Enron Wind Constructors Corp. (b)                    02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)               02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a) 02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC
 Subsidiary III, LLC) (a)                            02-10761
Enron Wind Maintenance, LLC
 (formerly EREC
  Subsidiary IV, LLC) (a)                            02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)               02-10766

                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)


                                                                     Beginning                   Inter-     (Payments    Ending
Debtor Company                                       Case No.         Balance       Accruals    company      Refunds     Balance
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                02-10939            --            --           --          --          --
Enron Processing Properties, Inc.                   02-11123            --            --           --          --          --
Enron Methanol Company                              02-11239             1            --           --          --           1
Enron Ventures Corp.                                02-11242            --            --           --          --          --
Enron Mauritius Company                             02-11267            --            --           --          --          --
Enron India Holding Ltd.                            02-11268            --            --           --          --          --
Offshore Power Production C.V                       02-11272            --            --           --          --          --
The New Energy Trading Company                      02-11824            --            --           --          --          --
EES Service Holdings Inc.                           02-11884            --            --           --          --          --
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                                         02-12104
ZWHC, LLC (a)                                       02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                        02-12106
Enron Reserve Acquisition Corp.                     02-12347            --             2           (2)         --          --
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.) (a)                              02-12398
Enron Power & Industrial
 Construction (a)                                   02-12400
NEPCO Power Procurement Co. (a)                     02-12402
NEPCO Services International, Inc. (a)              02-12403
San Juan Gas Company, Inc.                          02-12902            --            --           --          --          --
EBF, LLC                                            02-13702            --            --           --          --          --
Zond Minnesota Construction
 Company LLC (a)                                    02-13723
Enron Fuels International, Inc.                     02-14046            --            --           --          --          --
E Power Holdings Corp.                              02-14632            --            --           --          --          --
EFS Construction Management
 Services, Inc.                                     02-14885            --            --           --          --          --
Enron Management Inc.                               02-14977             1             1           (1)         --           1
Enron Expat Services, Inc.                          02-15716            --            --           --          --          --
Artemis Associates, LLC                             02-16441            --            --           --          --          --
Clinton Energy Management
 Services, Inc.                                     02-16492            --            --           --          --          --
LINGTEC Constructors, L.P.                          03-10106           (10)           --           --          --         (10)
EGS New Ventures Corp.                              03-10673            --            --           --          --          --
Louisiana Gas Marketing Company                     03-10676            --            --           --          --          --
Louisiana Resources Company                         03-10678            --            --           --          --          --
LGMI, Inc.                                          03-10681             1            --           --          --           1
LRCI, Inc.                                          03-10682             1            --           --          --           1
Enron Communications Group, Inc.                    03-11364            --            --           --          --          --
EnRock Management, LLC                              03-11369            --            --           --          --          --
ECI-Texas, L.P.                                     03-11371            (2)           --           --          --          (2)
EnRock, L..P                                        03-11373            --            --           --          --          --
ECI-Nevada Corp.                                    03-11374            --            --           --          --          --
Enron Alligator Alley Pipeline Company              03-12088            --            --           --          --          --
Enron Wind Storm Lake I LLC (a)                     03-13151
ECT Merchant Investments corp                       03-13154            --            (1)           1          --          --
EnronOnline, LLC                                    03-13155            --            --           --          --          --
St. Charles Development Company, LLC                03-13156            --            --           --          --          --
Calcasieu Development Company                       03-13157            --            --           --          --          --
Calvert City Power I, LLC                           03-13158            --            --           --          --          --
Enron ACS, Inc.                                     03-13159            --            --           --          --          --
LOA, Inc.                                           03-13160            --            --           --          --          --
Enron India LLC                                     03-13234            --            --           --          --          --
Enron International Inc.                            03-13235            --            --           --          --          --
Enron International Holdings                        03-13236            --            --           --          --          --
Enron Middle East LLC                               03-13237            --            --           --          --          --
Enron WarpSpeed Services, Inc.                      03-13238            --            --           --          --          --
Modulus Technologies, Inc.                          03-13239            --            --           --          --          --
Enron Telecommunications, Inc.                      03-13240            --            --           --          --          --
DataSystems Group, Inc.                             03-13241            --            --           --          --          --
Risk Management & Trading Corp.                     03-13259            --             8           (8)         --          --
Omnicron Enterprises, Inc.                          03-13446            --            --           --          --          --

                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                     Beginning                   Inter-     (Payments    Ending
Debtor Company                                       Case No.         Balance       Accruals    company      Refunds     Balance
----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                          03-13447           --            --          --           --          --
EFS II, Inc.                                         03-13451           --            --          --           --          --
EFS III, Inc.                                        03-13453           --            --          --           --          --
EFS V, Inc.                                          03-13454           --            --          --           --          --
EFS VI, Inc.                                         03-13457           --            --          --           --          --
EFS VII, Inc.                                        03-13459           --            --          --           --          --
EFS IX, Inc.                                         03-13460           --            --          --           --          --
EFS X, Inc.                                          03-13461           --            --          --           --          --
EFS XI, Inc.                                         03-13462           --            --          --           --          --
EFS XII, Inc.                                        03-13463           --            --          --           --          --
EFS XV, Inc.                                         03-13465           --            --          --           --          --
EFS XVII, Inc.                                       03-13467           --            --          --           --          --
Jovinole Associates                                  03-13468           --            --          --           --          --
EFS Holdings, Inc.                                   03-13469           --            --          --           --          --
Enron Operations Services Corp.                      03-13489           --            --          --           --          --
Green Power Partners I LLC (a)                       03-13500
TLS Investors, LLC                                   03-13502           --            --          --           --          --
ECT Securities Limited Partnership                   03-13644           --            --          --           --          --
ECT Securities LP Corp.                              03-13647           --            --          --           --          --
ECT Securities GP Corp.                              03-13649           --            --          --           --          --
KUCC Cleburne, LLC                                   03-13862           --            --          --           --          --
Enron International Asset Management
 Corp                                                03-13877           --            --          --           --          --
Enron Brazil Power Holdings XI Ltd.                  03-13878           --            --          --           --          --
Enron Holding Company L.L.C                          03-13879           --            --          --           --          --
Enron Development Management Ltd.                    03-13880           --            --          --           --          --
Enron International Korea Holdings
 Corp                                                03-13881           --            --          --           --          --
Enron Caribe VI Holdings Ltd.                        03-13882           --            --          --           --          --
Enron International Asia Corp.                       03-13883           --            --          --           --          --
Enron Brazil Power Investments XI Ltd.               03-13884           --            --          --           --          --
Paulista Electrical Distribution,
 L.L.C                                               03-13885           --            --          --           --          --
Enron Pipeline Construction Services
 Company                                             03-13915           --            --          --           --          --
Enron Pipeline Services Company                      03-13918            1            --          --           --           1
Enron Trailblazer Pipeline Company                   03-13919           --            --          --           --          --
Enron Liquid Services Corp.                          03-13920           --            --          --           --          --
Enron Machine and Mechanical
 Services, Inc.                                      03-13926           --            --          --           --          --
Enron Commercial Finance Ltd.                        03-13930           --            --          --           --          --
Enron Permian Gathering Inc.                         03-13949           --            --          --           --          --
Transwestern Gathering Company                       03-13950           --            --          --           --          --
Enron Gathering Company                              03-13952           --            --          --           --          --
EGP Fuels Company                                    03-13953           --            --          --           --          --
Enron Asset Management Resources, Inc.               03-13957           --            --          --           --          --
Enron Brazil Power Holdings, I Ltd.                  03-14053           --            --          --           --          --
Enron do Brazil Holdings, Ltd.                       03-14054           --            --          --           --          --
Enron Wind Storm Lake II LLC (a)                     03-14065
Enron Renewable Energy Corp. (a)                     03-14067
Enron Acquisition III Corp.                          03-14068           --             1          (1)          --          --
Enron Wind Lake Benton LLC (a)                       03-14069
Superior Construction Company                        03-14070           --            --          --           --          --
EFS IV, Inc.                                         03-14126           --            --          --           --          --
EFS VIII, Inc.                                       03-14130           --            --          --           --          --
EFS XIII, Inc.                                       03-14131           --            --          --           --          --
Enron Credit Inc.                                    03-14175           --            --          --           --          --
Enron Power Corp.                                    03-14176           --            --          --           --          --
Richmond Power Enterprise, L.P.                      03-14177           --            --          --           --          --
ECT Strategic Value Corp.                            03-14178           --            --          --           --          --
Enron Development Funding Ltd.                       03-14185           --            --          --           --          --
Atlantic Commercial Finance, Inc.                    03-14223           --            --          --           --          --
The Protane Corporation                              03-14224           --            --          --           --          --

                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)


                                                                     Beginning                   Inter-     (Payments    Ending
Debtor Company                                       Case No.         Balance       Accruals    company      Refunds     Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC                03-14225             --             1        (1)           --         --
Enron Development Corp.                              03-14226             --            --        --            --         --
ET Power 3 LLC                                       03-14227             --            --        --            --         --
Nowa Sarzyna Holding B.V                             03-14228             --            --        --            --         --
Enron South America LLC                              03-14229             --             2        (2)           --         --
Enron Global Power & Pipelines LLC                   03-14230             --            --        --            --         --
Portland General Holdings, Inc.                      03-14231             --            --        --            --         --
Portland Transition Company, Inc.                    03-14232             --            --        --            --         --
Cabazon Power Partners LLC (a)                       03-14539
Cabazon Holdings LLC (a)                             03-14540
Enron Caribbean Basin LLC                            03-14862             --            (5)        5            --         --
Victory Garden Power Partners I LLC (a)              03-14871
                                                                      ------------------------------------------------------------
Combined Debtor Entities                                               $  22          $  7       $ 1          $ --       $ 30
                                                                      ============================================================


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
    02-10766).

                                                                         Table 3


                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                            As of September 30, 2003
                                  (In Millions)

                                                                        Current
Debtor Company                                               Case No.    1-30       31-60        61-90       91+     Other   Total
----------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                              01-16033     $ --     $     --     $     --     $ --     $ --     $ --
Enron Corp.                                                 01-16034       --           --           --        4      126      130
Enron North America Corp.                                   01-16035       --           --           --       --       41       41
Enron Power Marketing, Inc.                                 01-16036       --           --           --       --       --       --
PBOG Corp.                                                  01-16037       --           --           --       --       --       --
Smith Street Land Company                                   01-16038       --           --           --       --       --       --
Enron Broadband Services, Inc.                              01-16039       --           --           --        1       --        1
Enron Energy Services Operations, Inc.                      01-16040       --           --           --       --       --       --
Enron Energy Marketing Corp.                                01-16041       --           --           --       --       --       --
Enron Energy Services, Inc.                                 01-16042       --           --           --       --       --       --
Enron Energy Services, LLC                                  01-16043       --           --           --       --       --       --
Enron Transportation Services Company                       01-16044       --           --           --       --       --       --
BAM Leasing Company                                         01-16045       --           --           --       --       --       --
ENA Asset Holdings, L.P.                                    01-16046       --           --           --       10       --       10
Enron Gas Liquids, Inc.                                     01-16048       --           --           --       --       --       --
Enron Global Markets LLC                                    01-16076       --           --           --       --       --       --
Enron Net Works L.L.C                                       01-16078        4           --           --        2       --        6
Enron Industrial Markets LLC                                01-16080       --           --           --       --       --       --
Operational Energy Corp.                                    01-16109       --           --           --       --       --       --
Enron Engineering & Construction Co.                        01-16110       --           --           --       --       --       --
Enron Engineering & Operational
 Services Co.                                               01-16111       --           --           --       --       --       --
Garden State Paper Company LLC                              01-16280       --           --           --       --       --       --
Palm Beach Development Company, L.L.C                       01-16319       --           --           --       --       --       --
Tenant Services, Inc.                                       01-16428       --           --           --       --       --       --
Enron Energy Information
 Solutions, Inc.                                            01-16429       --           --           --       --       --       --
EESO Merchant Investments, Inc.                             01-16430       --           --           --       --       --       --
Enron Federal Solutions, Inc.                               01-16431       --           --           --       --       --       --
Enron Freight Markets Corp.                                 01-16467       --           --           --       --       --       --
Enron Broadband Services, L.P.                              01-16483       --           --           --       --       --       --
Enron Energy Services North America, Inc.                   02-10007       --           --           --       --       --       --
Enron LNG Marketing LLC                                     02-10038       --           --           --       --       --       --
Calypso Pipeline, LLC                                       02-10059       --           --           --       --       --       --
Enron Global LNG LLC                                        02-10060       --           --           --       --       --       --
Enron International Fuel Management Company                 02-10061       --           --           --       --       --       --
Enron Natural Gas Marketing Corp.                           02-10132       --           --           --       --       --       --
ENA Upstream Company LLC                                    02-10232       --           --           --       --       --       --
Enron Liquid Fuels, Inc.                                    02-10252       --           --           --       --       --       --
Enron LNG Shipping Company                                  02-10346       --           --           --       --       --       --
Enron Property & Services Corp.                             02-10464       --           --           --       --       --       --
Enron Capital & Trade Resources
 International Corp.                                        02-10613       --           --           --       --       --       --
Enron Communication Leasing Corp.                           02-10632       --           --           --       --       --       --
Enron Wind Corp.  (b)                                       02-10743
Enron Wind Systems, Inc. (b)                                02-10747
Enron Wind Energy Systems Corp. (b)                         02-10748
Enron Wind Maintenance Corp.  (b)                           02-10751
Enron Wind Constructors Corp. (b)                           02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)                      02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)                     02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)                    02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)                     02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)                      02-10766


                           Continued on the next page

                                                                         Table 3


                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                            As of September 30, 2003
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30        31-60        61-90         91+         Other     Total
-----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                          02-10939           --           --           --           --           --        --
Enron Processing Properties, Inc.             02-11123           --           --           --           --           --        --
Enron Methanol Company                        02-11239           --           --           --           --           --        --
Enron Ventures Corp.                          02-11242           --           --           --           --           --        --
Enron Mauritius Company                       02-11267           --           --           --           --           --        --
Enron India Holding Ltd.                      02-11268           --           --           --           --           --        --
Offshore Power Production C.V                 02-11272           --           --           --           --           --        --
The New Energy Trading Company                02-11824           --           --           --           --           --        --
EES Service Holdings, Inc.                    02-11884           --           --           --           --           --        --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)  02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                 02-12106
Enron Reserve Acquisition Corp.               02-12347           --           --           --           --           --        --
EPC Estate Services, Inc.                     02-12398
 (formerly National Energy Production
Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902           --           --           --           --           --        --
EBF, LLC                                      02-13702           --           --           --           --           --        --
Zond Minnesota Construction Company LLC (a)   02-13723
Enron Fuels International, Inc.               02-14046           --           --           --           --           --        --
E Power Holdings Corp                         02-14632           --           --           --           --           --        --
EFS Construction Management Services, Inc.    02-14885           --           --           --           --           --        --
Enron Management Inc.                         02-14977           --           --           --           --           --        --
Enron Expat Services, Inc.                    02-15716           --           --           --           --           --        --
Artemis Associates, LLC                       02-16441           --           --           --           --           --        --
Clinton Energy Management Services, Inc.      02-16492           --           --           --           --           --        --
LINGTEC Constructors, L.P.                    03-10106           --           --           --           --           --        --
EGS New Ventures Corp.                        03-10673           --           --           --           --           --        --
Louisiana Gas Marketing Company               03-10676           --           --           --           --           --        --
Louisiana Resources Company                   03-10678           --           --           --           --           --        --
LGMI, Inc.                                    03-10681           --           --           --           --           --        --
LRCI, Inc.                                    03-10682           --           --           --           --           --        --
Enron Communications Group, Inc.              03-11364           --           --           --           --           --        --
EnRock Management, LLC                        03-11369           --           --           --           --           --        --
ECI-Texas, L.P.                               03-11371           --           --           --           --           --        --
EnRock, L.P.                                  03-11373           --           --           --           --           --        --
ECI-Nevada Corp.                              03-11374           --           --           --           --           --        --
Enron Alligator Alley Pipeline Company        03-12088           --           --           --           --           --        --
Enron Wind Storm Lake I, LLC (a)              03-13151
ECT Merchant Investments Corp                 03-13154           --           --           --           --           --        --
EnronOnline, LLC                              03-13155           --           --           --           --           --        --
St. Charles Development Company, LLC          03-13156           --           --           --           --           --        --
Calcasieu Development Company, LLC            03-13157           --           --           --           --           --        --
Calvert City Power I, LLC                     03-13158           --           --           --           --           --        --
Enron ACS, Inc.                               03-13159           --           --           --           --           --        --
LOA, Inc.                                     03-13160           --           --           --           --           --        --
Enron India LLC                               03-13234           --           --           --           --           --        --
Enron International Inc.                      03-13235           --           --           --           --           --        --
Enron International Holdings Corp.            03-13236           --           --           --           --           --        --
Enron Middle East LLC                         03-13237           --           --           --           --           --        --
Enron WarpSpeed Services, Inc.                03-13238           --           --           --           --           --        --
Modulus Technologies, Inc.                    03-13239           --           --           --           --           --        --
Enron Telecommunications, Inc.                03-13240           --           --           --           --           --        --
DataSystems Group, Inc.                       03-13241           --           --           --           --           --        --
Risk Management & Trading Corp.               03-13259           --           --           --           --           --        --
Omicron Enterprises, Inc.                     03-13446           --           --           --           --           --        --


                           Continued on the next page

                                                                         Table 3


                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                            As of September 30, 2003
                                  (In Millions)

                                                             Current
Debtor Company                                 Case No.       1-30        31-60        61-90           91+        Other        Total
------------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447         --           --           --           --            --           --
EFS II, Inc.                                   03-13451         --           --           --           --            --           --
EFS III, Inc.                                  03-13453         --           --           --           --            --           --
EFS V, Inc.                                    03-13454         --           --           --           --            --           --
EFS VI, Inc.                                   03-13457         --           --           --           --            --           --
EFS VII, Inc.                                  03-13459         --           --           --           --            --           --
EFS IX, Inc.                                   03-13460         --           --           --           --            --           --
EFS X, Inc.                                    03-13461         --           --           --           --            --           --
EFS XI, Inc.                                   03-13562         --           --           --           --            --           --
EFS XII, Inc.                                  03-13563         --           --           --           --            --           --
EFS XV, Inc.                                   03-13465         --           --           --           --            --           --
EFS XVII, Inc.                                 03-13467         --           --           --           --            --           --
Jovinole Associates                            03-13468         --           --           --           --            --           --
EFS Holdings, Inc.                             03-13469         --           --           --           --            --           --
Enron Operations Services Corp.                03-13489         --           --           --           --            --           --
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502         --           --           --           --            --           --
ECT Securities Limited Partnership             03-13644         --           --           --           --            --           --
ECT Securities LP Corp.                        03-13647         --           --           --           --            --           --
ECT Securities GP Corp.                        03-13649         --           --           --           --            --           --
KUCC Cleburne, LLC                             03-13862         --           --           --           --            --           --
Enron International  Asset Management Corp.    03-13877         --           --           --           --            --           --
Enron Brazil Power Holdings XI Ltd.            03-13878         --           --           --           --            --           --
Enron Holding Company L.L.C                    03-13879         --           --           --           --            --           --
Enron Development Management Ltd.              03-13880         --           --           --           --            --           --
Enron International Korea Holdings Corp.       03-13881         --           --           --           --            --           --
Enron Caribe VI Holdings Ltd.                  03-13882         --           --           --           --            --           --
Enron International Asia Corp.                 03-13883         --           --           --           --            --           --
Enron Brazil Power Investments XI Ltd.         03-13884         --           --           --           --            --           --
Paulista Electrical  Distribution, L.L.C       03-13885         --           --           --           --            --           --
Enron Pipeline Construction Services Company   03-13915         --           --           --           --            --           --
Enron Pipeline Services Company                03-13918         --           --           --           --            --           --
Enron Trailblazer Pipeline Company             03-13919         --           --           --           --            --           --
Enron Liquid Services Corp.                    03-13920         --           --           --           --            --           --
Enron Machine and Mechanical Services, Inc.    03-13926         --           --           --           --            --           --
Enron Commercial Finance Ltd.                  03-13930         --           --           --           --            --           --
Enron Permian Gathering, Inc.                  03-13949         --           --           --           --            --           --
Transwestern Gathering Company                 03-13950         --           --           --           --            --           --
Enron Gathering Company                        03-13952         --           --           --           --            --           --
EGP Fuels Company                              03-13953         --           --           --           --            --           --
Enron Asset Management Resources, Inc.         03-13957         --           --           --           --            --           --
Enron Brazil Power Holdings I Ltd.             03-14053         --           --           --           --            --           --
Enron do Brazil Holdings Ltd.                  03-14054         --           --           --           --            --           --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068         --           --           --           --            --           --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070         --           --           --           --            --           --
EFS IV Inc.                                    03-14126         --           --           --           --            --           --
EFS VII, Inc.                                  03-14130         --           --           --           --            --           --
EFS XIII, Inc.                                 03-14131         --           --           --           --            --           --
Enron Credit, Inc.                             03-14175         --           --           --           --            --           --
Enron Power Corp.                              03-14176         --           --           --           --            --           --
Richmond Power Enterprise, L.P.                03-14177         --           --           --           --            --           --
ECT Strategic Value Corp.                      03-14178         --           --           --           --            --           --
Enron Development Funding Ltd.                 03-14185         --           --           --           --            --           --
Atlantic Commercial Finance, Inc.              03-14223         --           --           --           --            --           --
The Protane Corporation                        03-14224         --           --           --           --            --           --

                             Continued on next page

                                                                         Table 3


                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                            As of September 30, 2003
                                  (In Millions)

                                                           Current
Debtor Company                               Case No.        1-30         31-60        61-90           91+        Other        Total
------------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC        03-14225           --           --           --           --            --           --
Enron Development Corp.                      03-14226           --           --           --           --            --           --
ET Power 3 LLC                               03-14227           --           --           --           --            --           --
Nowa Sarzyna Holding B.V                     03-14228           --           --           --           --            --           --
Enron South America LLC                      03-14229           --           --           --           --            --           --
Enron Global Power & Pipelines LLC           03-14230           --           --           --           --            --           --
Portland General Holdings, Inc.              03-14231           --           --           --           --            --           --
Portland Transition Company, Inc.            03-14232           --           --           --           --            --           --
Cabazon Power Partners LLC (a)               03-14539
Cabazon Holdings LLC (a)                     03-14540
Enron Caribbean Basin LLC                    03-14862           --           --           --           --            --           --
Victory Garden Power Partners I LLC (a)      03-14871
                                                          --------     --------     --------     --------      --------     --------
Combined Debtor Entities                                  $      4     $     --     $     --     $     17      $    167     $    188
                                                          ========     ========     ========     ========      ========     ========

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4


                        Receivables Aging - Non-Commodity
                            As of September 30, 2003
                                  (In Millions)

                                                           Current
Debtor Company                               Case No.        1-30        31-60       61-90         91+        Other        Total
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033     $    --     $    --     $    --     $    --      $    --      $    --
Enron Corp.                                   01-16034          42           1           1         172            3          219
Enron North America Corp.                     01-16035          --          --          --           8           10           18
Enron Power Marketing, Inc.                   01-16036          --          --          --          --           --           --
PBOG Corp.                                    01-16037          --          --          --          --           --           --
Smith Street Land Company                     01-16038          --          --          --          --           --           --
Enron Broadband Services, Inc.                01-16039          --          --          --          18          (17)           1
Enron Energy Services Operations, Inc.        01-16040          --          --          --          --            6            6
Enron Energy Marketing Corp.                  01-16041          --          --          --          --           --           --
Enron Energy Services, Inc.                   01-16042          --          --          --          --            4            4
Enron Energy Services, LLC                    01-16043          --          --          --          --           --           --
Enron Transportation Services Company         01-16044          --          --          --          --           --           --
BAM Leasing Company                           01-16045          --          --          --          --           --           --
ENA Asset Holdings, L.P.                      01-16046          --          --          --          --           --           --
Enron Gas Liquids, Inc.                       01-16048          --          --          --          --           --           --
Enron Global Markets LLC                      01-16076          --          --          --          --           --           --
Enron Net Works L.L.C                         01-16078           1          --          --           3           --            4
Enron Industrial Markets LLC                  01-16080          --          --          --          --           --           --
Operational Energy Corp.                      01-16109          --          --          --           1           (1)          --
Enron Engineering & Construction Co.          01-16110          --          --          --           4           (4)          --
Enron Engineering & Operational
 Services Co.                                 01-16111          --          --          --          --           --           --
Garden State Paper Company LLC                01-16280          --          --          --          --           20           20
Palm Beach Development Company, L.L.C         01-16319          --          --          --          --           --           --
Tenant Services, Inc.                         01-16428          --          --          --          --           --           --
Enron Energy Information
 Solutions, Inc.                              01-16429          --          --          --          --           --           --
EESO Merchant Investments, Inc.               01-16430          --          --          --          --           --           --
Enron Federal Solutions, Inc.                 01-16431          --          --          --          --           --           --
Enron Freight Markets Corp.                   01-16467          --          --          --          --           --           --
Enron Broadband Services, L.P.                01-16483          --          --          --           4           (4)          --
Enron Energy Services North America, Inc.     02-10007          --          --          --           8           (4)           4
Enron LNG Marketing LLC                       02-10038          --          --          --          --           --           --
Calypso Pipeline, LLC                         02-10059          --          --          --          --           --           --
Enron Global LNG LLC                          02-10060          --          --          --          --           --           --
Enron International Fuel Management Company   02-10061          --          --          --          --           --           --
Enron Natural Gas Marketing Corp.             02-10132          --          --          --          --           --           --
ENA Upstream Company LLC                      02-10232          --          --          --          --           --           --
Enron Liquid Fuels, Inc.                      02-10252          --          --          --          --           --           --
Enron LNG Shipping Company                    02-10346          --          --          --          --           --           --
Enron Property & Services Corp.               02-10464          --          --          --           7           --            7
Enron Capital & Trade Resources
 International Corp.                          02-10613          --          --          --          --            3            3
Enron Communication Leasing Corp.             02-10632          --          --          --          --           --           --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                             Continued on next page

                                                                         Table 4

                            As of September 30, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                   Case No.        1-30       31-60       61-90         91+        Other        Total
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                             02-10939          --          --          --          --           --           --
Enron Processing Properties, Inc.                02-11123          --          --          --          --           --           --
Enron Methanol Company                           02-11239          --          --          --          --           --           --
Enron Ventures Corp.                             02-11242          --          --          --          --           --           --
Enron Mauritius Company                          02-11267          --          --          --          --           --           --
Enron India Holding Ltd.                         02-11268          --          --          --          --           --           --
Offshore Power Production C.V                    02-11272          --          --          --          --           --           --
The New Energy Trading Company                   02-11824          --          --          --          --           --           --
EES Service Holdings, Inc.                       02-11884          --          --          --          --            1            1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)     02-12104
ZWHC, LLC (a)                                    02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                     02-12106
Enron Reserve Acquisition Corp.                  02-12347          --          --          --          --           --           --
EPC Estate Services, Inc.                        02-12398
 (formerly National Energy Production
 Corp.) (a)                                      02-12398
Enron Power & Industrial Construction (a)        02-12400
NEPCO Power Procurement Co. (a)                  02-12402
NEPCO Services International, Inc. (a)           02-12403
San Juan Gas Company, Inc.                       02-12902          --          --          --           4           (3)           1
EBF, LLC                                         02-13702          --          --          --          --           --           --
Zond Minnesota Construction Company LLC (a)      02-13723
Enron Fuels International, Inc.                  02-14046          --          --          --          --           --           --
E Power Holdings Corp.                           02-14632          --          --          --          --           --           --
Enron Construction Management Services, Inc.     02-14885          --          --          --          --           --           --
Enron Management Inc.                            02-14977          --          --          --          --           --           --
Enron Expat Services, Inc.                       02-15716          --          --          --           2           --            2
Artemis Associates, LLC                          02-16441          --          --          --          --           --           --
Clinton Energy Management Services, Inc.         02-16492          --          --          --          --           --           --
LINGTEC Constructors, L.P.                       03-10106          --          --          --          --           --           --
EGS New Ventures Corp.                           03-10673          --          --          --          --           --           --
Louisiana Gas Marketing Company                  03-10676          --          --          --          --           --           --
Louisiana Resources Company                      03-10678          --          --          --          --           --           --
LGMI, Inc.                                       03-10681          --          --          --          --           --           --
LRCI, Inc.                                       03-10682          --          --          --          --           --           --
Enron Communications Group, Inc.                 03-11364          --          --          --          --           --           --
EnRock Management, LLC                           03-11369          --          --          --          --           --           --
ECI-Texas, L.P.                                  03-11371          --          --          --          --           --           --
EnRock, L.P.                                     03-11373          --          --          --          --           --           --
ECI-Nevada Corp.                                 03-11374          --          --          --          --           --           --
Enron Alligator Alley Pipeline Company           03-12088          --          --          --          --           --           --
Enron Wind Storm Lake I LLC (a)                  03-13151
ECT Merchant Investments Corp.                   03-13154          --          --          --          --           --           --
EnronOnline, LLC                                 03-13155          --          --          --          --           --           --
St. Charles Development Company, LLC             03-13156          --          --          --          --           --           --
Calcasieu Development Company, LLC               03-13157          --          --          --          --           --           --
Calvert City Power I, LLC                        03-13158          --          --          --          --           --           --
Enron ACS, Inc.                                  03-13159          --          --          --          --           --           --
LOA, Inc.                                        03-13160          --          --          --          --           --           --
Enron India LLC                                  03-13234          --          --          --          --           --           --
Enron International Inc.                         03-13235          --          --          --          --           --           --
Enron International Holdings Corp.               03-13236          --          --          --          --           --           --
Enron Middle East LLC                            03-13237          --          --          --          --           --           --
Enron WarpSpeed Services, Inc.                   03-13238          --          --          --          --           --           --
Modulus Technologies, Inc.                       03-13239          --          --          --          --           --           --
Enron Telecommunications, Inc.                   03-13240          --          --          --          --           --           --
DataSystems Group, Inc.                          03-13241          --          --          --          --           --           --
Risk Management & Trading Corp.                  03-13259          --          --          --          --           --           --
Omicron Enterprises, Inc.                        03-13449          --          --          --          --           --           --

                             Continued on next page

                                                                         Table 4

                            As of September 30, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                   Case No.        1-30       31-60       61-90          91+       Other       Total
------------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                      03-13447          --          --          --          --           --          --
EFS II, Inc.                                     03-13447          --          --          --          --           --          --
EFS III, Inc.                                    03-13453          --          --          --          --           --          --
EFS V, Inc.                                      03-13454          --          --          --          --           --          --
EFS VI, Inc.                                     03-13457          --          --          --          --           --          --
EFS VII, Inc.                                    03-13459          --          --          --          --           --          --
EFS IX, Inc.                                     03-13460          --          --          --          --           --          --
EFS X, Inc.                                      03-13461          --          --          --          --           --          --
EFS XI, Inc.                                     03-13462          --          --          --          --           --          --
EFS XII, Inc.                                    03-13463          --          --          --          --           --          --
EFS XV, Inc.                                     03-13465          --          --          --          --           --          --
EFS XVII, Inc.                                   03-13467          --          --          --          --           --          --
Jovinole Associates                              03-13468          --          --          --          --           --          --
EFS Holdings, Inc.                               03-13469          --          --          --          --           --          --
Enron Operations Services Corp.                  03-13489          --          --          --          --           --          --
Green Power Partners I LLC (a)                   03-13500
TLS Investors, LLC                               03-13502          --          --          --          --           --          --
ECT Securities Limited Partnership               03-13644          --          --          --          --           --          --
ECT Securities LP Corp.                          03-13647          --          --          --          --           --          --
ECT Securities GP Corp.                          03-13649          --          --          --          --           --          --
KUCC Cleburne, LLC                               03-13862          --          --          --          --           --          --
Enron International Asset Management Corp.       03-13877          --          --          --          --           --          --
Enron Brazil Power Holdings XI Ltd.              03-13878          --          --          --          --           --          --
Enron Holding Company L.L.C                      03-13879          --          --          --          --           --          --
Enron Development Management Ltd.                03-13880          --          --          --          --           --          --
Enron International Korea Holdings Corp.         03-13881          --          --          --          --           --          --
Enron Caribe VI Holdings Ltd.                    03-13882          --          --          --          --           --          --
Enron International Asia Corp.                   03-13883          --          --          --          --           --          --
Enron Brazil Power Investments XI Ltd.           03-13884          --          --          --          --           --          --
Paulista Electrical Distribution, L.L.C          03-13885          --          --          --          --           --          --
Enron Pipeline Construction Services Company     03-13915          --          --          --          --           --          --
Enron  Pipeline Services Company                 03-13918           1          --          --          --           --           1
Enron Trailblazer Pipeline Company               03-13919          --          --          --          --           --          --
Enron Liquid Services Corp.                      03-13920          --          --          --          --           --          --
Enron Machine and Mechanical Services, Inc.      03-13926          --          --          --          --           --          --
Enron Commercial Finance Ltd.                    03-13930          --          --          --          --           --          --
Enron Permian Gathering Inc.                     03-13949          --          --          --          --           --          --
Transwestern Gathering Company                   03-13950          --          --          --          --           --          --
Enron Gathering Company                          03-13952          --          --          --          --           --          --
EGP Fuels Company                                03-13953          --          --          --          --           --          --
Enron Asset Management Resources, Inc,           03-13957          --          --          --          --           --          --
Enron Brazil  Power Holdings I Ltd.              03-14053          --          --          --          --           --          --
Enron do Brazil Holdings Ltd.                    03-14054          --          --          --          --           --          --
Enron Wind Storm Lake II LLC (a)                 03-14065
Enron Renewable Energy Corp. (a)                 03-14067
Enron Acquisition III Corp.                      03-14068          --          --          --          --           --          --
Enron Wind Lake Benton LLC (a)                   03-14069
Superior Construction Company                    03-14070          --          --          --          --           --          --
EFS IV, Inc.                                     03-14126          --          --          --          --           --          --
EFS VIII, Inc.                                   03-14130          --          --          --          --           --          --
EFS XIII, Inc.                                   03-14131          --          --          --          --           --          --
Enron Credit Inc.                                03-14175          --          --          --          --           --          --
Enron Power Corp.                                03-14176          --          --          --          --           --          --
Richmond Power Enterprise L.P.                   03-14177          --          --          --          --           --          --
ECT Strategic Value Corp.                        03-14178          --          --          --          --           --          --
Enron Development Funding Ltd.                   03-14185          --          --          --           4           --           4
Atlantic Commercial Finance, Inc.                03-14223          --          --          --          13           --          13
The Protane Corporation                          03-14224          --          --          --          --           --          --

                           Continued on the next page

                                                                         Table 4

                            As of September 30, 2003
                                  (In Millions)

                                                           Current
Debtor Company                              Case No.         1-30        31-60        61-90           91+        Other        Total
------------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC       03-14225           --           --           --            1            --            1
Enron Development Corp.                     03-14226           --           --           --           22            --           22
ET Power 3 LLC                              03-14227           --           --           --            8            --            8
Nowa Sarzyna Holding B.V                    03-14228           --           --           --           --            --           --
Enron South America LLC                     03-14229           --           --           --           --            --           --
Enron Global Power & Pipelines LLC          03-14230           --           --           --           --            --           --
Portland General Holdings, Inc.             03-14231           --           --           --           --            --           --
Portland Transition Company, Inc.           03-14232           --           --           --           --            --           --
Cabazon Power Partners LLC (a)              03-14539
Cabazon Holdings LLC (a)                    03-14540
Enron Caribbean Basin LLC                   03-14862            9           --           --           --            --            9
Victory Garden Power Partners I LLC (a)     03-14871
                                                         --------     --------     --------     --------      --------     --------
Combined Debtor Entities                                 $     53     $      1     $      1     $    279      $     14     $    348
                                                         ========     ========     ========     ========      ========     ========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 5


                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                             Beginning                     Payments          Other          Ending
Debtor Company                                 Case No.       Balance       Billings       Received       Adjustments       Balance
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033     $       --     $       --     $       --      $       --      $       --
Enron Corp.                                    01-16034            178             44             (2)             (1)            219
Enron North America Corp.                      01-16035             17             --             --               1              18
Enron Power Marketing, Inc.                    01-16036             --             --             --              --              --
PBOG Corp.                                     01-16037             --             --             --              --              --
Smith Street Land Company                      01-16038             --             --             --              --              --
Enron Broadband Services, Inc.                 01-16039              1             --             --              --               1
Enron Energy Services Operations, Inc.         01-16040              6             --             --              --               6
Enron Energy Marketing Corp.                   01-16041             --             --             --              --              --
Enron Energy Services, Inc.                    01-16042              4             --             --              --               4
Enron Energy Services, LLC                     01-16043             --             --             --              --              --
Enron Transportation Services Company          01-16044             --             --             --              --              --
BAM Leasing Company                            01-16045             --             --             --              --              --
ENA Asset Holdings, L.P.                       01-16046             --             --             --              --              --
Enron Gas Liquids, Inc.                        01-16048             --             --             --              --              --
Enron Global Markets LLC                       01-16076             --             --             --              --              --
Enron Net Works L.L.C                          01-16078              4             --             --              --               4
Enron Industrial Markets LLC                   01-16080             --             --             --              --              --
Operational Energy Corp.                       01-16109             --             --             --              --              --
Enron Engineering & Construction Co.           01-16110             --             --             --              --              --
Enron Engineering & Operational
 Services Co.                                  01-16111             --             --             --              --              --
Garden State Paper Company LLC                 01-16280             20             --             --              --              20
Palm Beach Development Company, L.L.C          01-16319             --             --             --              --              --
Tenant Services, Inc.                          01-16428             --             --             --              --              --
Enron Energy Information
 Solutions, Inc.                               01-16429             --             --             --              --              --
EESO Merchant Investments, Inc.                01-16430             --             --             --              --              --
Enron Federal Solutions, Inc.                  01-16431             --             --             --              --              --
Enron Freight Markets Corp.                    01-16467             --             --             --              --              --
Enron Broadband Services, L.P.                 01-16483             --             --             --              --              --
Enron Energy Services North America, Inc.      02-10007              4             --             --              --               4
Enron LNG Marketing LLC                        02-10038             --             --             --              --              --
Calypso Pipeline, LLC                          02-10059             --             --             --              --              --
Enron Global LNG LLC                           02-10060             --             --             --              --              --
Enron International Fuel Management Company    02-10061             --             --             --              --              --
Enron Natural Gas Marketing Corp.              02-10132             --             --             --              --              --
ENA Upstream Company LLC                       02-10232             --             --             --              --              --
Enron Liquid Fuels, Inc.                       02-10252             --             --             --              --              --
Enron LNG Shipping Company                     02-10346             --             --             --              --              --
Enron Property & Services Corp.                02-10464              7             --             --              --               7
Enron Capital & Trade Resources
   International Corp.                         02-10613              3             --             --              --               3
Enron Communication Leasing Corp.              02-10632             --             --             --              --              --
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                  Beginning                   Payments          Other        Ending
Debtor Company                                     Case No.        Balance      Billings      Received       Adjustments     Balance
------------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                               02-10939            --            --            --              --            --
Enron Processing Properties, Inc.                  02-11123            --            --            --              --            --
Enron Methanol Company                             02-11239            --            --            --              --            --
Enron Ventures Corp.                               02-11242            --            --            --              --            --
Enron Mauritius Company                            02-11267            --            --            --              --            --
Enron India Holding Ltd.                           02-11268            --            --            --              --            --
Offshore Power Production C.V                      02-11272            --            --            --              --            --
The New Energy Trading Company                     02-11824            --            --            --              --            --
EES Services Holdings, Inc.                        02-11884             1            --            --              --             1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347            --            --            --              --            --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902             1            --            --              --             1
EBF, LLC                                           02-13702            --            --            --              --            --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046            --            --            --              --            --
E Power Holdings Corp.                             02-14632            --            --            --              --            --
Enron Construction Management Services, Inc.       02-14885            --            --            --              --            --
Enron Management, Inc.                             02-14977            --            --            --              --            --
Enron Expat Services, Inc.                         02-15716             2            --            --              --             2
Artemis Associates, LLC                            02-16441            --            --            --              --            --
Clinton Energy Management Services, Inc.           02-16492            --            --            --              --            --
LINGTEC Constructors, L.P.                         03-10106            --            --            --              --            --
EGS New Ventures Corp.                             03-10673            --            --            --              --            --
Louisiana Gas Marketing Company                    03-10676            --            --            --              --            --
Louisiana Resources Company                        03-10678            --            --            --              --            --
LGMI, Inc.                                         03-10681            --            --            --              --            --
LRCI, Inc.                                         03-10682            --            --            --              --            --
Enron Communications Group, Inc.                   03-11364            --            --            --              --            --
EnRock Management, LLC                             03-11369            --            --            --              --            --
ECI-Texas, L.P.                                    03-11371            --            --            --              --            --
EnRock, L.P.                                       03-11373            --            --            --              --            --
ECI-Nevada Corp.                                   03-11374            --            --            --              --            --
Enron Alligator Alley Pipeline Company             03-12088            --            --            --              --            --
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154            --            --            --              --            --
EnronOnline, LLC                                   03-13155            --            --            --              --            --
St. Charles Development Company, LLC               03-13156            --            --            --              --            --
Calcasieu Development Company, LLC                 03-13157            --            --            --              --            --
Calvert City Power I, LLC                          03-13158            --            --            --              --            --
Enron ACS, Inc.                                    03-13159            --            --            --              --            --
LOA, Inc.                                          03-13160            --            --            --              --            --
Enron India LLC                                    03-13234            --            --            --              --            --
Enron International Inc.                           03-13235            --            --            --              --            --
Enron International Holdings Corp.                 03-13236            --            --            --              --            --
Enron Middle East LLC                              03-13237            --            --            --              --            --
Enron WarpSpeed Services, Inc.                     03-13238            --            --            --              --            --
Modulus Technologies, Inc.                         03-13240            --            --            --              --            --
Enron Telecommunications, Inc.                     03-13240            --            --            --              --            --
DataSystems Group, Inc.                            03-13241            --            --            --              --            --
Risk Management & Trading Corp.                    03-13259            --            --            --              --            --
Omicron Enterprises, Inc.                          03-13446            --            --            --              --            --

                           Continued on the next page

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                Beginning                     Payments         Other         Ending
Debtor Company                                 Case No.          Balance       Billings       Received      Adjustments      Balance
------------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             --             --             --             --             --
EFS II, Inc.                                   03-13451             --             --             --             --             --
EFS III, Inc.                                  03-13453             --             --             --             --             --
EFS V, Inc.                                    03-13454             --             --             --             --             --
EFS VI, Inc.                                   03-13457             --             --             --             --             --
EFS VII, Inc.                                  03-13459             --             --             --             --             --
EFS IX, Inc.                                   03-13460             --             --             --             --             --
EFS X, Inc.                                    03-13461             --             --             --             --             --
EFS XI, Inc.                                   03-13462             --             --             --             --             --
EFS XII, Inc.                                  03-13463             --             --             --             --             --
EFS XV, Inc.                                   03-13465             --             --             --             --             --
EFS XVII, Inc.                                 03-13467             --             --             --             --             --
Jovinole Associates                            03-13468             --             --             --             --             --
EFS Holdings, Inc.                             03-13469             --             --             --             --             --
Enron Operations Services Corp.                03-13489             --             --             --             --             --
Green Power Partners I, LLC (a)                03-14500
TLS Investors, LLC                             03-14502             --             --             --             --             --
ECT Securities Limited Partnership             03-13644             --             --             --             --             --
ECT Securities LP Corp.                        03-13647             --             --             --             --             --
ECT Securities GP Corp.                        03-13649             --             --             --             --             --
KUCC Cleburne, LLC                             03-13862             --             --             --             --             --
Enron International Asset Management Corp.     03-13877             --             --             --             --             --
Enron Brazil Power Holdings XI Ltd.            03-13878             --             --             --             --             --
Enron Holding Company L.L.C                    03-13879             --             --             --             --             --
Enron Development Management Ltd.              03-13880             --             --             --             --             --
Enron International Korea Holdings Corp.       03-13881             --             --             --             --             --
Enron Caribe VI Holdings Ltd.                  03-13882             --             --             --             --             --
Enron International Asia Corp.                 03-13883             --             --             --             --             --
Enron Brazil Power Investments XI Ltd.         03-13884             --             --             --             --             --
Paulista Electrical Distribution, L.L.C        03-13885             --             --             --             --             --
Enron Pipeline Construction Services Company   03-13915             --             --             --             --             --
Enron Pipeline Services Company                03-13918              1             --             --             --              1
Enron Trailblazer Pipeline Company             03-13919             --             --             --             --             --
Enron Liquid Services Corp.                    03-13920             --             --             --             --             --
Enron Machine and Mechanical Services, Inc.    03-13926             --             --             --             --             --
Enron Commercial Finance Ltd.                  03-13930             --             --             --             --             --
Enron Permian Gathering Inc.                   03-13949             --             --             --             --             --
Transwestern Gathering Company                 03-13950             --             --             --             --             --
Enron Gathering Company                        03-13952             --             --             --             --             --
EGP Fuels Company                              03-13953             --             --             --             --             --
Enron Asset Management Resources, Inc.         03-13957             --             --             --             --             --
Enron Brazil Power Holdings I, Ltd.            03-14053             --             --             --             --             --
Enron do Brazil Holdings Ltd.                  03-14054             --             --             --             --             --
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             --             --             --             --             --
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             --             --             --             --             --
EFS IV, Inc.                                   03-14126             --             --             --             --             --
EFS VIII, Inc.                                 03-14130             --             --             --             --             --
EFS XIII, Inc.                                 03-14131             --             --             --             --             --
Enron Credit Inc.                              03-14175             --             --             --             --             --
Enron Power Corp.                              03-14176             --             --             --             --             --
Richmond Power Enterprise, L.P.                03-14177             --             --             --             --             --
ECT Strategic Value Corp.                      03-14178             --             --             --             --             --
Enron  Development Funding Ltd.                03-14185              4             --             --             --              4
Atlantic Commercial Finance, Inc.              03-14223             13             --             --             --             13
The Protane Corporation                        03-14224             --             --             --             --             --

                           Continued on the next page

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                         Beginning                  Payments       Other       Ending
Debtor Company                              Case No.      Balance     Billings      Received     Adjustments   Balance
----------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China           03-14225            1           --            --           --            1
Enron Development Corp.                     03-14226           22           --            --           --           22
ET Power 3 LLC                              03-14227            8           --            --           --            8
Nowa Sarzyna Holding B.V                    03-14228           --           --            --           --           --
Enron South America LLC                     03-14229           --           --            --           --           --
Enron Global  Power & Pipelines LLC         03-14230           --           --            --           --           --
Portland General Holdings, Inc.             03-14231           --           --            --           --           --
Portland Transition Company, Inc.           03-14232           --           --                         --           --
Cabazon Power Partners LLC (a)              03-14539
Cabazon Holdings LLC (a)                    03-14540
Enron Caribbean Basin LLC                   03-14862            9           --            --           --            9
Victory Garden Power Partners I LLC (a)     03-14871
                                                         --------     --------      --------     --------     --------
Combined Debtor Entities                                 $    306     $     44      $     (2)    $     --     $    348
                                                         ========     ========      ========     ========     ========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                            As of September 30, 2003
                                  (In Millions)

Debtor Company                                  Case No.    Receivables   Payables
----------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  01-16033     $      1     $      7
Enron Corp.                                     01-16034           --           --
Enron North America Corp.                       01-16035           --           33
Enron Power Marketing, Inc.                     01-16036           --           --
PBOG Corp.                                      01-16037           --           --
Smith Street Land Company                       01-16038           --           --
Enron Broadband Services, Inc.                  01-16039           --           --
Enron Energy Services Operations, Inc.          01-16040           17          273
Enron Energy Marketing Corp.                    01-16041          118           39
Enron Energy Services, Inc.                     01-16042          193          179
Enron Energy Services, LLC                      01-16043           --           --
Enron Transportation Services Company           01-16044           --           --
BAM Leasing Company                             01-16045           --           --
ENA Asset Holdings, L.P.                        01-16046           --           --
Enron Gas Liquids, Inc.                         01-16048           --            7
Enron Global Markets LLC                        01-16076           --           --
Enron Net Works L.L.C                           01-16078           --           --
Enron Industrial Markets LLC                    01-16080           --           --
Operational Energy Corp.                        01-16109           --           --
Enron Engineering & Construction Co.            01-16110           --           --
Enron Engineering & Operational
  Services Co.                                  01-16111           --           --
Garden State Paper Company LLC                  01-16280            1           18
Palm Beach Development Company, L.L.C           01-16319           --           --
Tenant Services, Inc.                           01-16428           --           29
Enron Energy Information
  Solutions, Inc.                               01-16429           --           --
EESO Merchant Investments, Inc.                 01-16430           --           --
Enron Federal Solutions, Inc.                   01-16431           --           --
Enron Freight Markets Corp.                     01-16467           --           --
Enron Broadband Services, L.P.                  01-16483           --           --
Enron Energy Services North America, Inc.       02-10007           --           --
Enron LNG Marketing LLC                         02-10038           --           --
Calypso Pipeline, LLC                           02-10059           --           --
Enron Global LNG LLC                            02-10060           --           --
Enron International Fuel Management Company     02-10061           --           --
Enron Natural Gas Marketing Corp.               02-10132           --           --
ENA Upstream Company LLC                        02-10232           --           --
Enron Liquid Fuels, Inc.                        02-10252           --           --
Enron LNG Shipping Company                      02-10346           --           --
Enron Property & Services Corp.                 02-10464           --           --
Enron Capital & Trade Resources
   International Corp.                          02-10613           74          133
Enron Communication Leasing Corp.               02-10632           --           --
Enron Wind Corp. (b)                            02-10743
Enron Wind Systems, Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)             02-10748
Enron Wind Maintenance Corp. (b)                02-10751
Enron Wind Constructors Corp. (b)               02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)          02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)         02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)        02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)         02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)          02-10766

                           Continued on the next page

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                            As of September 30, 2003
                                  (In Millions)

Debtor Company                                       Case No.     Receivables  Payables
----------------------------------------------------------------------------------------
Intratex Gas Company                                 02-10939           --           --
Enron Processing Properties, Inc.                    02-11123           --           --
Enron Methanol Company                               02-11239           --           --
Enron Ventures Corp.                                 02-11242           --           --
Enron Mauritius Company                              02-11267           --           --
Enron India Holding Ltd.                             02-11268           --           --
Offshore Power Production C.V                        02-11272           --           --
The New Energy Trading Company                       02-11824           --           --
EES Service Holdings, Inc.                           02-11884           --           --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)         02-12104           --           --
ZWHC, LLC (a)                                        02-12105           --           --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                         02-12106           --           --
Enron Reserve Acquisition Corp. (b)                  02-12347           --           --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)     02-12398
Enron Power & Industrial Construction (a)            02-12400
NEPCO Power Procurement Co. (a)                      02-12402
NEPCO Services International, Inc. (a)               02-12403
San Juan Gas Company, Inc.                           02-12902           --           --
EBF, LLC                                             02-13702           --           --
Zond Minnesota Construction Company LLC (a)          02-13723
Enron Fuels International, Inc.                      02-14046           --           --
E Power Holdings Corp.                               02-14632           --           --
Enron Construction Management, Inc.                  02-14885           --           --
Enron Management, Inc.                               04-14977           --           --
Enron Expat Services, Inc.                           02-15716           --           --
Artemis Associates, LLC                              02-16441           --           --
Clinton Energy Management Services, Inc.             02-16492            5            2
LINGTEC Constructors, L.P.                           03-10106           --           --
EGS New Ventures Corp.                               03-10673           --           --
Louisiana Gas Marketing Company                      03-10676           --           --
Louisiana Resources Company                          03-10678           --           --
LGMI, Inc.                                           03-10681           --           --
LRCI, Inc.                                           03-10682           --           --
Enron Communications Group, Inc.                     03-10364           --           --
EnRock Management, LLC                               03-10369           --           --
ECI-Texas, L.P.                                      03-11371           --           --
EnRock, L.P.                                         03-11373           --           --
ECI-Nevada Corp.                                     03-11374           --           --
Enron Alligator Alley Pipeline Company               03-12088           --           --
Enron Wind Storm Lake I, LLC (a)                     03-13151
ECT Merchant Investments Corp.                       03-13154           --           --
EnronOnline, LLC                                     03-13155           --           --
St. Charles Development Company, LLC                 03-13156           --           --
Calcasieu Development Company, LLC                   03-13157           --           --
Calvert City Power I, LLC                            03-13158           --           --
Enron ACS, Inc.                                      03-13159           --           --
LOA, Inc.                                            03-13160           --           --
Enron India LLC                                      03-13234           --           --
Enron International Inc.                             03-13235           --           --
Enron International Holdings Corp.                   03-13236           --           --
Enron Middle East LLC                                03-13237           --           --
Enron WarpSpeed Services, Inc.                       03-13238           --           --
Modulus Technologies, Inc.                           03-13239           --           --
Enron Telecommunications, Inc.                       03-13240           --           --
DataSystems Group, Inc.                              03-13241           --           --
Risk Management & Trading Corp.                      03-13259           --           --
Omicron Enterprises, Inc.                            03-13446           --           --

                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                            As of September 30, 2003
                                  (In Millions)

Debtor Company                                      Case No.     Receivables        Payables
---------------------------------------------------------------------------------------------
EFS I, Inc.                                         03-13447              --              --
EFS II, Inc.                                        03-13451              --              --
EFS III, Inc.                                       03-13453              --              --
EFS V, Inc.                                         03-13454              --              --
EFS VI, Inc.                                        03-13457              --              --
EFS VII, Inc.                                       03-13459              --              --
EFS IX, Inc.                                        03-13460              --              --
EFS X, Inc.                                         03-13461              --              --
EFS XI, Inc.                                        03-13462              --              --
EFS XII, Inc.                                       03-13463              --              --
EFS XV, Inv                                         03-13465              --              --
EFS XVII, Inc.                                      03-13467              --              --
Jovinole Associates                                 03-13468              --              --
EFS Holdings, Inc.                                  03-13469              --              --
Enron Operations Services Corp.                     03-13489              --              --
Green Power Partners I LLC (a)                      03-13500
TLS Investors, LLC                                  03-13502              --              --
ECT Securities Limited Partnership                  03-13644              --              --
ECT Securities LP Corp.                             03-13647              --              --
ECT Securities GP Corp.                             03-13649              --              --
KUCC Cleburne, LLC                                  03-13862              --              --
Enron International Asset Management Corp.          03-13877              --              --
Enron Brazil Power Holdings XI Ltd.                 03-13878              --              --
Enron Holding Company L.L.C                         03-13879              --              --
Enron Development Management Ltd.                   03-13880              --              --
Enron International Korea Holdings Corp.            03-13881              --              --
Enron Caribe VI Holdings Ltd.                       03-13882              --              --
Enron International Asia Corp.                      03-13883              --              --
Enron Brazil Power Investments XI Ltd.              03-13884              --              --
Paulista Electrical Distribution, L.L.C             03-13885              --              --
Enron Pipeline Construction Services Company        03-13915              --              --
Enron Pipeline Services Company                     03-13918              --              --
Enron Trailblazer Pipeline Company                  03-13919              --              --
Enron Liquid Services Corp.                         03-13920              --              --
Enron Machine and Mechanical Services, Inc.         03-13926              --              --
Enron Commercial Finance Ltd.                       03-13930              --              --
Enron Permian Gathering Inc.                        03-13949              --              --
Transwestern Gathering Company                      03-13950              --              --
Enron Gathering Company                             03-13952              --              --
EGP Fuels Company                                   03-13953              --              --
Enron Asset Management Resources, Inc.              03-13957              --              --
Enron Brazil Power Holdings I Ltd.                  03-14053              --              --
Enron do Brazil Holdings Ltd.                       03-14054              --              --
Enron Wind Storm Lake II LLC (a)                    03-14065
Enron Renewable Energy Corp. (a)                    03-14067
Enron Acquisition III Corp.                         03-14068              --              --
Enron Wind Lake Benton LLC (a)                      03-14069
Superior Constriction Company                       03-14070              --              --
EFS IV, Inc.                                        03-14126              --              --
EFS VII, Inc.                                       03-14130              --              --
EFS XIII, Inc.                                      03-14131              --              --
Enron Credit Inc.                                   03-14175              --              --
Enron Power Corp.                                   03-14176              --              --
Richmond Power Enterprise, L.P.                     03-14177              --              --
ECT Strategic Value Corp.                           03-14178              --              --
Enron Development Funding Ltd.                      03-14185              --              --
Atlantic Commercial Finance, Inc.                   03-14223              --              --
The Protane Corporation                             03-14224              --              --

                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                            As of September 30, 2003
                                  (In Millions)

Debtor Company                              Case No.     Receivables  Payables
--------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China           03-14225           --           --
Enron Development Corp.                     03-14226           --           --
ET Power 3 LLC                              03-14227           --           --
Nowa Sarzyna Holding B.V                    03-14228           --           --
Enron South America LLC                     03-14229           --           --
Enron Global  Power & Pipelines LLC         03-14230           --           --
Portland General Holdings, Inc.             03-14231           --           --
Portland Transition Company, Inc.           03-14231           --           --
Cabazon Power Partners LLC (a)              03-14539
Cabazon Holdings LLC (a)                    03-14540
Enron Caribbean Basin LLC                   03-14862           --           --
Victory Garden Power Partners I LLC (a)     03-14871
                                                         --------     --------
Combined Debtor Entities                                 $    409     $    720
                                                         ========     ========

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                     For the Month Ended September 30, 2003
                                  (In Millions)

                                                                         Asset                            Book
Company                                  Date Closed                  Description                         Value        Proceeds
---------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
The Protane Corporation                     9/5/03         Sale of ProCaribe, an LNG                       $ 8           $ 8
                                                           supply, storage, and forwarding
                                                           business located in Tallaboa, Puerto Rico.

Non-Debtor Companies
Enron Wind Holdings BV and                 9/17/03         Sale of Owenreagh, a wind farm in Ireland.       --             3
Enron Wind Cayman Holding Corp.